SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2021

PRIME MERIDIAN HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Florida	333-191801	27-2980805
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1471 Timberlane Road, Tallahassee, FL	32312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (850) 907-2300

Not Applicable

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In March, 2021, Marjorie R. Turnbull informed Prime Meridian Holding Company (the "Company") of her decision to retire from her position of the Company's Board of Directors, effective at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 13, 2021.  On April 15, 2021, Ms. Turnbull was appointed as Director Emeritus by the Boards of the Bank and the Company, effective as of her retirement.

Item 5.07.	Submissions of Matters to a Vote of Security Holders

On May 13, 2021, Prime Meridian Holding Company (the “Company”) held its Annual Meeting of Shareholders for the purpose of voting on the following proposals:

1.	The election of 14 directors, each for a one-year term.
2.	To ratify the selection of Hacker, Johnson & Smith, P.A. as the Company’s independent auditors for 2021.
3.	Adjournment of the Annual Meeting to solicit additional proxies in the event there are an insufficient number of votes to approve any one or more of the above Proposals.

The voting results for each proposal were:

PROPOSAL 1. Election of the following directors, each for a one-year term:

	FOR	WITHHELD	BROKER NONVOTES
Kenneth H. Compton	1,729,098	10,003	686,615
William D. Crona	1,710,322	28,779	686,615
Sammie D. Dixon, Jr.	1,576,086	163,015	686,615
Steven L. Evans	1,726,898	12,203	686,615
R. Randy Guemple	1,729,898	9,203	686,615
Chris L. Jensen, Jr.	1,736,098	3,003	686,615
Kathleen C. Jones	1,566,419	172,682	686,615
Robert H. Kirby	1,731,098	8,003	686,615
Frank L. Langston	1,736,098	3,003	686,615
Michael A. Micallef, Jr.	1,729,098	10,003	686,615
L. Collins Proctor, Sr.	1,736,098	3,003	686,615
Garrison A. Rolle, M.D.	1,738,098	1,003	686,615
Steven D. Smith	1,731,098	8,003	686,615
Richard A. Weidner	1,720,631	18,470	686,615

PROPOSAL 2. Ratification of Hacker, Johnson & Smith, P.A., as the independent auditors for the Company for 2021:

FOR	AGAINST	ABSTENTIONS	BROKER NONVOTES
2,414,708	8	11,000	0

PROPOSAL 3. Adjournment of the Annual Meeting to solicit additional proxies in the event there are an insufficient number of votes to approve any one or both of the above Proposals:

FOR	AGAINST	ABSTENTIONS	BROKER NONVOTES
2,126,165	292,751	6,800	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MERIDIAN HOLDING COMPANY

By:	/s/ Clint F. Weber
Clint F. Weber
Chief Financial Officer and Executive Vice President

Date: May 14, 2021